UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 29, 2016
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA    93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 29, 2016, S&W Seed Company (the "Company") completed both its previously announced rights offering and a separate previously announced registered offering of shares of common stock to the holders of its December 2014 8% senior secured convertible debentures (the "noteholders"). This separate offering was made to satisfy the Company's contractual obligation to offer its noteholders the right to purchase up to 30% of certain Company financings subsequent to the December 2014 financing, including the rights offering.

The Company received subscriptions and oversubscriptions in the rights offering totaling 1,930,654 shares of common stock, for aggregate gross proceeds of $8,012,214. Noteholders purchased 195,028 shares of common stock for aggregate gross proceeds of $809,366.20 in the second offering, and combined, the Company issued a total of 2,125,682 shares of its common stock at a price of $4.15 per share for total gross proceeds of $8,821,580.30. Following completion of the two offerings, the Company has outstanding a total of 16,813,666 shares of common stock.

The rights offering was made pursuant to a registration statement declared effective by the Securities and Exchange Commission on January 22, 2016. The noteholders' participation rights offering was made pursuant to a prospectus supplement dated February 26, 2016 as a takedown from the Company's existing shelf registration statement that the Commission originally declared effective on December 9, 2013.

On February 29, 2016, the Company issued a press release entitled "S&W Announces Completion of Rights Offering." The text of the press release is furnished as Exhibit 99.1. The information in Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
5.1	Legal opinion of Jolie Kahn, Esq. pertaining to the securities sold pursuant to the prospectus supplement dated February 26, 2016
23.1	Consent of Jolie Kahn, Esq. (included in Exhibit 5.1)
99.1	Press Release of S&W Seed Company dated February 29, 2016, announcing the completion of the its rights offering*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Exchange Act, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: February 29, 2016

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EXHIBIT INDEX

Exhibit	Description
5.1	Legal opinion of Jolie Kahn, Esq. pertaining to the securities sold pursuant to the prospectus supplement dated February 26, 2016
23.1	Consent of Jolie Kahn, Esq. (included in Exhibit 5.1)
99.1	Press Release of S&W Seed Company dated February 29, 2016, announcing the completion of the its rights offering*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.